Exhibit 10.40

December 2, 2011

Mike LaJoie

Time Warner Cable Inc.

60 Columbus Circle

New York, NY 10023

Dear Mike:

In accordance with Section 4.10 of the Employment Agreement (the “Agreement”) dated as of June 1, 2000, as amended, between you and Time Warner Entertainment Company, L.P., a subsidiary of Time Warner Cable Inc., which Agreement expires on December 31, 2011, the Company hereby offers to extend the Agreement with the same terms and conditions until December 31, 2014.

Please indicate your acceptance of the foregoing extension of the Agreement by signing this letter and returning to Tammy A. Burns in Corporate Human Resources, Executive Compensation, in Charlotte, NC no later than December 20, 2011. Failure to do so will be deemed an election by you to terminate your employment without cause pursuant to Section 4.3 of the Agreement.

Sincerely,

TIME WARNER ENTERTAINMENT COMPANY, L.P., a subsidiary of TIME WARNER CABLE INC.

By:	/s/ TOMAS MATHEWS
TOMAS MATHEWS
EXECUTIVE VICE PRESIDENT, HUMAN RESOURCES

AGREED AND ACCEPTED:

Mike LaJoie
/s/ Mike LaJoie

Date: 12/6/2011